UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549


                              FORM 8-K

                           CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


                   Date of Report:  July 27, 2004
          (Date of Earliest Event Reported:  July 23, 2004)




                         EL PASO CORPORATION
       (Exact name of Registrant as specified in its charter)


         Delaware            1-14365             76-0568816
     (State or other     (Commission File     (I.R.S. Employer
     jurisdiction of         Number)         Identification No.)
     incorporation or
      organization)


                          El Paso Building
                        1001 Louisiana Street
                        Houston, Texas 77002
         (Address of principal executive offices) (Zip Code)



  Registrant's telephone number, including area code (713) 420-2600


Item 5.  Other Events and Regulation FD Disclosure
         -----------------------------------------
     On July 27, 2004, we announced that we had closed the sale of 10 domestic power generation facilities for $28 million to Redwood L.L.C., an affiliate of John Hancock Life Insurance Company, and an equity partner in those facilities. A copy of the press release is attached as Exhibit 99.A and is incorporated herein by reference. On July 23, 2004, we announced that our subsidiary had closed the sale of its shares in Coastal Indonesia Sampang Ltd. to Singapore Petroleum Company Ltd. for $23.2 million plus working capital. A copy of the press release is attached as Exhibit 99.B and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits
         ---------------------------------
         (c)    Exhibits.

                Exhibit
                Number      Description
                -------     -----------
                 99.A       Press Release dated July 27, 2004.
                 99.B       Press Release dated July 23, 2004.

                             SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              EL PASO CORPORATION



                              By:   /s/ Jeffrey I. Beason
                                 ---------------------------
                                      Jeffrey I. Beason
                                    Senior Vice President
                                       and Controller
                                (Principal Accounting Officer)

Dated:  July 27, 2004


                            EXHIBIT INDEX

       Exhibit
       Number     Description
       -------    -----------
        99.A      Press Release dated July 27, 2004.

        99.B      Press Release dated July 23, 2004.